SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2001


                            INTERLOCK SERVICES, INC.
                d/b/a New York International Commerce Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                          000-27983          77-0448262
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     (State or Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)                    File No.)         Identification No.)


 77 Airpark Drive, Ronkonkoma, New York                         11779
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(Address of Principal Executive Offices)                        (Zip Code)

               Registrant's telephone number, including area code:

                                  877-897-8891
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                                 2dobiz.com Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Change of Registrant's Certifying Accountant

     On August 1, 2001, New York International Commerce Group, Inc. (formerly, 2dobiz.com, Inc.) ("NYIC Group") dismissed Meeks, Dorman & Company, P.A. (the "Prior Accountants") as the independent accountant for NYIC Group.

     Except for being qualified to contain a going concern opinion, the report on the consolidated statements of NYIC Group as of and for the year ended December 31, 2000 (which was the only report issued by the Prior Accountants as NYIC Group's independent public accountants), contained no adverse opinion or disclaimer of opinion and was not otherwise modified as to uncertainty, audit scope, or accounting principles. Since its engagement as NYIC Group's independent public accountants, in April 23, 2001 and through August 1, 2001, there were no disagreements with the Prior Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Prior Accountants, would have caused the Prior Accountants to make reference to such disagreements in their report on the consolidated financial statements for such periods.

     On August 1, 2001, NYIC Group engaged Cuthill & Eddy LLP ("Cuthill) as its new independent accountants. Mr. Charlie Meeks ("Meeks") was originally a partner with Meeks, Dorman & Company, P.A. Effective August 1, 2001, Meeks became a non-equity audit partner with Cuthill from August 1, 2001 until June 17, 2002, when he separated from that firm. During the fiscal years ended December 31, 1999 and December 31, 2000 and the interim period ended August 1, 2001, (i) other than communications with Charlie Meeks during his role as a partner with Meeks, Dorman & Company, P.A, NYIC Group did not consult with Cuthill regarding either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on NYIC Group's financial statements; and (ii) Cuthill provided neither a written report nor oral advice that was an important factor to NYIC Group in reaching a decision as to any accounting, auditing or financial reporting issue.

     As previously reported by NYIC Group in its amended report on From 8-K/A for the event dated March 15, 2002, NYIC subsequently dismissed Cuthill and, on March 19, 2002, engaged Holtz Rubenstein & Co., LLP ("Holtz Rubenstein") as its new independent accountants. The engagement of Holtz Rubenstein was recommended by the Chief Financial Officer of NYIC Group and approved by the Board of Directors. During the fiscal years ended December 31, 2000 and December 31, 2001 and the interim period ended March 19, 2002, (i) NYIC Group did not consult with Holtz Rubenstein regarding either the application of accounting principles to a specified transaction, either completed or contemplated; or the type of audit opinion that might be rendered on NYIC Group's financial statements, and (ii) Holtz Rubenstein provided neither a written report nor oral advice that was an important factor to NYIC Group in reaching a decision as to any accounting, auditing or financial reporting issue.

     At the request of NYIC Group, each of the Prior Accountants and Cuthill have furnished NYIC Group with a letter addressed to the Commission stating their agreement with the statements contained in this report. Copies of those letters are filed as Exhibits 16.1 and 16.2 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          16.1 Letter dated December 20, 2002, from Meeks & Company, P.A. (f/k/a Meeks, Dorman & Company, P.A.) to the Securities and Exchange Commission.

          16.2 Letter dated December 18, 2002, from Cuthill & Eddy LLP to the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 2002            New York International Commerce Group, Inc.


                                     By: /s/ Eugene Austin
                                        ----------------------------------------
                                        Eugene Austin, Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
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   16.1                 Letter dated December 20, 2002, from Meeks & Company,
                        P.A. formerly known as Meeks, Dorman & Company, P.A., to the Securities and Exchange Commission.

   16.2 Letter dated December 18, 2002, from Cuthill & Eddy LLP to the Securities and Exchange Commission.